Exhibit 99.1

ANTARES PHARMA ANNOUNCES PRICING OF PUBLIC OFFERING OF COMMON STOCK

EWING, NJ, May 6, 2015 — Antares Pharma, Inc. (NASDAQ: ATRS) today announced that it has priced a firm commitment underwritten public offering of 20,000,000 shares of the Company’s common stock at a purchase price to the public of $2.00 per share, resulting in net proceeds to the Company of $37.6 million (before estimated offering expenses payable by the Company). Piper Jaffray & Co. is acting as the sole book-running manager for the offering. Raymond James & Associates, Inc. and Oppenheimer & Co. Inc. are acting as the co-managers of the offering. The offering is expected to close on or about May 11, 2015, subject to customary closing conditions. The Company has also granted the underwriters a 30-day option to purchase up to 3,000,000 additional shares of common stock.

The securities described above are being offered by Antares pursuant to a “shelf” registration statement previously filed with and declared effective by the Securities and Exchange Commission (SEC) on May 16, 2014. A prospectus supplement and an accompanying prospectus will be filed with the SEC in connection with the offering. Once filed, the prospectus supplement and accompanying prospectus may be obtained by sending a request to Piper Jaffray & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, by telephone at 800-747-3924, or by email at prospectus@pjc.com. Before you invest, you should read the prospectus supplement and accompanying prospectus, the registration statement, and the other documents that the Company has filed with the SEC for more complete information about the Company and this offering. Investors may obtain these documents for free by visiting the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Antares Pharma

Antares Pharma focuses on self-administered parenteral pharmaceutical products. The Company’s product, OTREXUP™ (methotrexate) injection for subcutaneous use, is approved in the U.S. for the treatment of adults with severe active rheumatoid arthritis, children with active polyarticular juvenile idiopathic arthritis and adults with severe recalcitrant psoriasis. Antares Pharma is also developing QuickShot® Testosterone for testosterone replacement therapy, and VIBEX® Sumatriptan for the acute treatment of migraines. The Company’s technology platforms include VIBEX® disposable auto injectors, disposable multi-use pen injectors and reusable needle-free injectors. Antares Pharma has a multi-product deal with Teva Pharmaceutical Industries, Ltd. that includes VIBEX® epinephrine, exenatide multi-dose pen, and another undisclosed multi-dose pen. Our reusable needle-free injector for use with human growth hormone (hGH) is sold worldwide by Ferring B.V.

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements related to a public offering of the Company’s common stock. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. These risks and uncertainties include, among others, changes in general market conditions and changes in the Company’s revenue growth and difficulties or delays in the initiation, progress, or completion of the Company’s product development plans. In some cases you can identify forward-looking statements by terminology such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘would’’, ‘‘expect’’, ‘‘intend’’, ‘‘plan’’, ‘‘anticipate’’, ‘‘believe’’, ‘‘estimate’’, ‘‘predict’’, ‘‘potential’’, ‘‘seem’’, ‘‘seek’’, ‘‘future’’, ‘‘continue’’, or ‘‘appear’’ or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those anticipated by the forward-looking statements. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and in the Company’s other periodic reports and filings with the SEC. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this press release, except as required by law.

Contacts:

Jack Howarth

Vice President, Corporate Affairs

609-359-3016

jhowarth@antarespharma.com

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